UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

KBR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 13, 2020.

Meeting Information
KBR, INC.	Meeting Type: For holders as of:	Annual Meeting March 20, 2020
Date: May 13, 2020 Time: 9:00 AM CDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/KBR2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/KBR2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
KBR, INC. ATTN: ADAM KRAMER 601 JEFFERSON STREET HOUSTON, TX 77002

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	FORM 10-K
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/KBR2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

1a. Mark E. Baldwin 1b. James R. Blackwell

1c. Stuart J. B. Bradie

1d. Lynn A. Dugle 1e. Lester L. Lyles

1f. Wendy M. Masiello

1g. Jack B. Moore

1h. Ann D. Pickard

1i. Umberto della Sala

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Advisory vote to approve KBR's named executive officer compensation.

3.	Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements for KBR, Inc. as of and for the year ending December 31, 2020.

NOTE: Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting.

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